Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 7 dated as of April 7, 2026 (this “Amendment”), to the Amended and Restated Credit Agreement dated as of January 23, 2020 (as amended pursuant to Amendment No. 1 dated as of December 9, 2021, Amendment No. 2 dated as of February 14, 2022, Amendment No. 3 and Extension Agreement dated as of March 3, 2023, Amendment No. 4 dated as of August 1, 2024, Amendment No. 5 dated May 12, 2025 and Amendment No. 6 dated as of December 18, 2025, the “Existing Credit Agreement”), among PARAMOUNT GLOBAL (previously known as VIACOMCBS INC.), a Delaware corporation (“Paramount”), PARAMOUNT SKYDANCE CORPORATION (previously known as NEW PLUTO GLOBAL, INC.), a Delaware corporation (“New Paramount”), the SUBSIDIARY BORROWERS party thereto, the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”).

WHEREAS, the Lenders have agreed to extend credit to the Borrowers under the Existing Credit Agreement on the terms and subject to the conditions set forth therein. Capitalized terms used and not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Existing Credit Agreement or the Amended Credit Agreement (as defined below), as the context requires.

WHEREAS, New Paramount has requested that Lenders party to the Existing Credit Agreement constituting the Required Lenders under the Existing Credit Agreement consent to (i) an increase in the aggregate principal amount of the Total Commitments permitted under Section 2.13(e) of the Existing Credit Agreement to $5,000,000,000 (the “Upsize Amendment”) and (ii) the waiver of the delivery of an opinion pursuant to Section 2.13(h)(iii)(B) of the Existing Credit Agreement (the “Opinion Waiver”);

WHEREAS, New Paramount has requested that Lenders party to the Existing Credit Agreement constituting the Required Lenders under the Existing Credit Agreement (the “Consenting Lenders”) execute and deliver a counterpart to this Amendment consenting to the amendment in Section 1 below (including the Upsize Amendment) and the Opinion Waiver;

WHEREAS, New Paramount, in accordance with Section 2.13(e) of the Amended Credit Agreement, has requested that the aggregate principal amount of 2028 Commitments be increased by $1,500,000,000 (such increase, the “2028 Increased Revolving Commitments”) such that, upon the occurrence of the Amendment Effective Date (as defined below) and after giving effect to the 2028 Increased Revolving Commitments, the aggregate principal amount of the 2028 Commitments will be $4,935,000,000 and the aggregate principal amount of the Total Commitments will be $5,000,000,000 (inclusive of the 2027 Commitments); and

WHEREAS, each Person that executes and delivers a signature page to this Amendment in the capacity of a Revolver Increase Lender (as defined below) agrees to (i) the terms of this Amendment, (ii) provide 2028 Increased Revolving Commitments on the Amendment Effective Date in a principal amount that would cause their aggregate 2028 Commitments to equal the amount set forth on Annex I attached hereto for such Lender (the Lenders providing such 2028 Increase Revolving Commitments, the “Revolver Increase Lenders”), and (iii) make Revolving Credit Loans from time to time on and after the Amendment Effective Date in accordance with the terms of the Amended Credit Agreement;

WHEREAS, the 2028 Revolving Credit Lenders party hereto (including the Revolver Increase Lenders and Royal Bank of Canada (referred to herein as the “Revolver Decrease Lender”), collectively, the “2028 Reallocating Lenders”) under the Amended Credit Agreement wish to sell and assign, and purchase and assume, as applicable, the 2028 Commitments in accordance with the terms of Section 3 of this Amendment and as a result thereof, all of the 2028 Reallocating Lenders wish to set forth their reallocated 2028 Commitments under the Amended Credit Agreement as set forth on Annex I attached hereto (the “2028 Commitments Reallocation”);

WHEREAS, each of the parties hereto agree and acknowledge that this Amendment shall be deemed to constitute a New Lender Supplement (as defined in the Existing Credit Agreement) and a Commitment Increase Letter (as defined in the Existing Credit Agreement) that satisfies the requirements set forth in Sections 2.13(f) and (g) of the Existing Credit Agreement;

WHEREAS, BofA Securities, Inc., Citibank, N.A. and Apollo Global Funding have been appointed by New Paramount to act, and have agreed to act, as joint lead arrangers and joint bookrunners for the 2028 Increased Revolving Commitments (in such capacities, the “Incremental Facility Lead Arrangers”);

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1.  Amendment and Waiver.

(a)            The reference in Section 2.13(e) of the Existing Credit Agreement to “$4,500,000,000” shall be replaced with a reference to “$5,000,000,000.”

(b)            Article VII of the Existing Credit Agreement is hereby amended to add this paragraph at the end thereof:

“The Administrative Agent may perform any of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any of their respective duties and exercise their respective rights and powers through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities pursuant to this Agreement. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agent except to the extent that a court of competent jurisdiction determines in a final and nonappealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agent.”

The Existing Credit Agreement as modified by this Section 1 is referred to herein as the “Amended Credit Agreement.”

(c) Effective as of the Amendment Effective Date, the Lenders party hereto hereby agree to waive the delivery of an opinion pursuant to Section 2.13(h)(iii)(B) of the Existing Credit Agreement.

SECTION 2. Total Increase Revolving Commitments.

(a) Pursuant to Section 2.13(e) of the Amended Credit Agreement and subject to the terms and conditions herein, effective on and as of the Amendment Effective Date, each Revolver Increase Lender hereby agrees to make Revolving Credit Loans from time to time in accordance with the terms of the Existing Credit Agreement in a principal amount not to exceed its 2028 Increased Revolving Commitment. From and after the Amendment Effective Date, the 2028 Increased Revolving Commitments shall constitute “2028 Commitments” for all purposes of the Existing Credit Agreement and the other Loan Documents and each Revolver Increase Lender shall be a “2028 Revolving Credit Lender” and a “Lender” for all purposes under the Existing Credit Agreement and the other Loan Documents. The Commitments of the Revolver Increase Lenders are several, and no such Revolver Increase Lender will be responsible for any other Revolver Increase Lender’s failure to make or acquire its Revolving Credit Loans. The proceeds of the Revolving Credit Loans provided by the Revolver Increase Lenders shall be used for the purposes set forth in Section 5.8 of the Existing Credit Agreement.

(b) The terms of the 2028 Increased Revolving Commitments and the related Outstanding Revolving Extensions of Credit shall be identical to the existing 2028 Commitments and the related Outstanding Revolving Extensions of Credit under the Existing Credit Agreement.

(c) The reallocation of the Revolving Credit Lenders’ Revolving Credit Loans attributable to the 2028 Commitments contemplated by Section 2.13(i) of the Amended Credit Agreement with respect to any increase in the 2028 Commitments shall occur with respect to the 2028 Increased Revolving Commitments contemplated hereby on the Amendment Effective Date, and the Revolver Increase Lenders shall purchase by assignment such Revolving Credit Loans on the Amendment Effective Date as may be required to effectuate such reallocation.

(d) On the Amendment Effective Date, all participations in Letters of Credit and Swingline Loans shall be reallocated pro rata among the Revolving Credit Lenders holding 2028 Commitments after giving effect to the 2028 Increased Revolving Commitments and 2028 Commitments Reallocation contemplated hereby.

(e) The portion of Schedule 1.1 to the Existing Credit Agreement relating to the 2028 Commitments is hereby amended and replaced in its entirety with Annex I hereto. For the avoidance of doubt, all other Schedules, Exhibits and Annexes to the Existing Credit Agreement are not being modified by this Amendment.

(f)           This Amendment shall satisfy the requirements of Section 2.13(g) of the Existing Credit Agreement regarding the delivery of a written notice with respect to the 2028 Increased Revolving Commitments contemplated by this Amendment and is a Commitment Increase Letter (as defined in the Existing Credit Agreement).

SECTION 3. 2028 Commitments Reallocation. For an agreed consideration, each 2028 Reallocating Lender hereby irrevocably consents to the sale and assignment of all or a portion of its 2028 Commitment and the related Facility Exposure (in such capacity, an “Assignor”), and each 2028 Reallocating Lender hereby irrevocably agrees to the purchase and assumption of all or a portion of the 2028 Commitments and related Facility Exposure of the Assignors, without recourse to any Assignor (in such capacity, an “Assignee”), as of the Amendment Effective Date, to the extent necessary to reflect the reallocation of 2028 Commitments as contemplated hereby, such that following such sale and assignment, each of the Assignors and the Assignees acknowledge and agree that the schedule of 2028 Commitments with respect to such Assignor and Assignee set forth as Annex I hereto is correct and complete and as of the date hereof constitutes the only schedule of 2028 Commitments under the Amended Credit Agreement. Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Amendment, without representation or warranty by any Assignor and shall be deemed to have been accomplished in accordance with Section 9.4(b). Following the execution of this Amendment, the Administrative Agent shall record the information contained in Annex I hereto in the Register in accordance with Section 9.4(d) of the Existing Credit Agreement.

SECTION 4. Representations and Warranties.

(a) As of the Amendment Effective Date, each of New Paramount and Paramount represents and warrants to the Administrative Agent and the Lenders that this Amendment has been duly executed and delivered by each of New Paramount and Paramount and constitutes a legal, valid and binding obligation of each of New Paramount and Paramount, enforceable in accordance with its terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(b) As of the Amendment Effective Date, each of New Paramount and Paramount represents and warrants to the Administrative Agent and the Lenders that (i) each of the representations and warranties set forth in Article III of the Existing Credit Agreement are true and correct in all material respects on and as of such date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case such representations and warranties shall be true and correct in all material respects as of such earlier date, and except that for purposes of this Section 4(b), the representations and warranties contained in Sections 3.2, 3.3 and 3.11 of the Existing Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Section 5.1 of the Existing Credit Agreement and (ii) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date and immediately after giving effect to the Amendment.

SECTION 5. Effectiveness.

This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied or waived:

(a) The Administrative Agent shall have executed a counterpart of this Amendment and the Incremental Facility Lead Arrangers shall have received from each of New Paramount and Paramount, either (x) a counterpart of this Amendment signed on behalf of New Paramount and Paramount or (y) written evidence satisfactory to the Incremental Facility Lead Arrangers (which may include email transmission of signed signature pages of this Amendment) that New Paramount and Paramount have signed counterparts of this Amendment.

(b) The Incremental Facility Lead Arrangers shall have received an executed counterpart of this Amendment signed on behalf of the Lenders constituting the Required Lenders and each of the Issuing Lenders under the Existing Credit Agreement. In addition, the Incremental Facility Lead Arrangers shall have received an executed counterpart of this Amendment signed on behalf of each Revolver Increase Lender and the Revolver Decrease Lender.

(c) The Incremental Facility Lead Arrangers shall have received:

(i)	a certificate of New Paramount dated as of the Amendment Effective Date signed by a Responsible Officer of New Paramount certifying as to the matters set forth in Section 4(b) of this Amendment and Section 2.13(h)(i) and (ii) of the Existing Credit Agreement; and

(ii)	a certificate of the corporate secretary or assistant secretary of the Borrowers as to the taking of any corporate action necessary in connection with the 2028 Increased Revolving Commitments in accordance with Section 2.13(h)(iii)(A) of the Existing Credit Agreement.

(d) The Incremental Facility Lead Arrangers shall have received fees for the accounts of each Revolver Increase Lender and the Revolving Decrease Lender on the Amendment Effective Date after giving effect to the 2028 Commitments Reallocation in an amount equal to 0.10% of the 2028 Commitments of such Revolver Increase Lenders and the Revolver Decrease Lender.

(e) The Administrative Agent and the Incremental Facility Lead Arrangers shall have received reimbursement of all reasonable out-of-pocket expenses incurred by it in connection with this Amendment that are required to be reimbursed or paid by Paramount and/or New Paramount under the Existing Credit Agreement, to the extent invoiced not less than two Business Days (or such lesser period acceptable to New Paramount) before the Amendment Effective Date.

(f) The Incremental Facility Lead Arrangers shall have received all documentation and other information reasonably requested by any Revolver Increase Lender through the Incremental Facility Lead Arrangers at least five Business Days prior to the Amendment Effective Date to satisfy the requirements of bank regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the Patriot Act and the Beneficial Ownership Regulation, in each case, in form and substance reasonably satisfactory to the Incremental Facility Lead Arrangers.

The Incremental Facility Lead Arrangers shall promptly notify Paramount, New Paramount and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

In accordance with, and subject to the terms of, the last paragraph of Article VII of the Amended Credit Agreement, the Administrative Agent hereby appoints the Incremental Facility Lead Arrangers as its sub-agents in order to perform any duties, and to exercise any rights and powers, assigned to them in this Amendment that otherwise would have been performed or exercised by the Administrative Agent pursuant to terms of the Existing Credit Agreement or the Amended Credit Agreement.

SECTION 6. Effect of Amendment; No Novation. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the Issuing Lenders under the Existing Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle any of the Borrowers on any other occasion to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement in similar or different circumstances. Neither this Amendment nor any provision hereof may be waived, amended or modified except in accordance with the provisions of Section 9.8 of the Existing Credit Agreement.

(b) On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, as used in the Existing Credit Agreement, shall refer to the Amended Credit Agreement. This Amendment shall constitute a Loan Document for all purposes of the Existing Credit Agreement and the Amended Credit Agreement.

(c) Neither this Amendment nor the effectiveness of the amendments to the Existing Credit Agreement effected hereby shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of any of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Amendment or the Existing Credit Agreement shall be construed as a release or other discharge of any of the Borrowers under the Existing Credit Agreement from any of its obligations and liabilities thereunder, as amended hereby.

(d) Without limiting the foregoing, each of New Paramount and Paramount (i) reaffirms its obligations under the Loan Documents and (ii) in its capacity as a Parent Guarantor, reaffirms that the guarantee obligations under Article VIII (Guarantee) of the Existing Credit Agreement shall remain in full force and effect notwithstanding this Amendment becoming effective and that such guarantee shall extend to any amended and new obligations and liabilities assumed by any Parent Guarantor under the Amended Credit Agreement, subject to the limitations set out in Article VIII (Guarantee) of the Amended Credit Agreement.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by fax, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment and/or any document to be signed in connection with this Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures (as defined below), deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be. “Electronic Signatures” means any electronic symbol or process attached to, or associated with, any contract or other record and adopted by a person with the intent to sign, authenticate or accept such contract or record.

SECTION 8. Governing Law. This Amendment shall be construed, and the rights of the parties hereto determined, in accordance with and governed by the law of the State of New York.

SECTION 9. Incorporation by Reference. Sections 9.10, 9.11, 9.13 and 9.14 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

PARAMOUNT SKYDANCE CORPORATION

By:	/s/ James C. Morrison
Name:	James C. Morrison
Title:	Treasurer

PARAMOUNT GLOBAL

By:	/s/ James C. Morrison
Name:	James C. Morrison
Title:	Executive Vice President, Treasurer

[Signature Page to Amendment No. 7]

JPMORGAN CHASE BANK, N.A., as the Administrative Agent,

By:	/s/ Ryan Zimmerman
	Name:	Ryan Zimmerman
	Title:	Executive Director

[Signature Page to Amendment No. 7]

CITIBANK, N.A., as a Revolving Credit Lender and Revolver Increase Lender

By:	/s/ Michael Vondriska
Name:	Michael Vondriska
Title:	Vice President

[Signature Page to Amendment No. 7]

BANK OF AMERICA, N.A., as a Revolving Credit Lender and Revolver Increase Lender

By:	/s/ Jonathan Tristan
Name:	Jonathan Tristan
Title:	Director

[Signature Page to Amendment No. 7]

DEUTSCHE BANK AG NEW YORK BRANCH, as a Revolving Credit Lender and Revolver Increase Lender,

By:	/s/ Alison Lugo
Alison Lugo
Title:	Vice President

By:	/s/ Douglas Darman
Douglas Darman
Title:	Director

[Signature Page to Amendment No. 7]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Revolving Credit Lender and Revolver Increase Lender

By:	/s/ Tracy L. Moosbrugger
Name:	Tracy L. Moosbrugger
Title:	Managing Director

[Signature Page to Amendment No. 7]

BARCLAYS BANK PLC, as a Revolver Increase Lender

By:	/s/ Adam E. Schroeder
Name:	Adam E. Schroeder
Title:	Vice President

[Signature Page to Amendment No. 7]

BNP PARIBAS, as a Revolving Credit Lender/Revolver Increase Lender,

By:	/s/ Barbara Nash
	Name:	Barbara Nash
	Title:	Managing Director

By:	/s/ David Berger
	Name:	David Berger
	Title:	Managing Director

[Signature Page to Amendment No. 7]

Goldman Sachs Bank USA, as a Revolving Credit Lender, Revolver Increase Lender

By:	/s/ Robert Ehudin
Robert Ehudin
Title:	Authorized Signatory

[Signature Page to Amendment No. 7]

JPMORGAN CHASE BANK, N.A., as an Issuing Lender,

By:	/s/ Ryan Zimmerman
Name:	Ryan Zimmerman
Title:	Executive Director

[Signature Page to Amendment No. 7]

MIZUHO BANK, LTD., as a Revolving Credit Lender/Revolver Increase Lender,

By:	/s/ Jonathan Lasner
Name:	Jonathan Lasner
Title:	Managing Director

[Signature Page to Amendment No. 7]

MORGAN STANLEY BANK, N.A., as a Revolving Credit Lender and Revolver Increase Lender

By:	/s/ Michael King
Name:	Michael King
Title:	Vice President

[Signature Page to Amendment No. 7]

The Toronto Dominion Bank, New York Branch, as a Revolving Credit Lender and Revolver Increase Lender

By:	/s/ Jon Colquhoun
Name:	Jon Colquhoun
Title:	Managing Director

[Signature Page to Amendment No. 7]

National Westminster Bank plc, as a Revolver Increase Lender

By:	/s/ Greg Vickers
Greg Vickers
Title:	Director, Leveraged and Acquisition Finance

[Signature Page to Amendment No. 7]

Royal Bank of Canada, as a Revolving Credit Lender,

By:	/s/ Vincent Tingos
Vincent Tingos
Title:	Authorized Signatory

[Signature Page to Amendment No. 7]

SUMITOMO MITSUI BANKING CORPORTION, as a Revolving Credit Lender, Revolver Increase Lender,

By:	/s/ Nabeel Shah
Name:	Nabeel Shah
Title:	Executive Director

[Signature Page to Amendment No. 7]

TRUIST BANK, as a Revolving Credit Lender/Revolver Increase Lender

By:	/s/ Jim C. Wright
Name:	Jim C. Wright
Title:	Director

[Signature Page to Amendment No. 7]

CITIZENS BANK, N.A., as a Revolver Increase Lender

By:	/s/ Bryan Milinovich
Bryan Milinovich
Title:	Managing Director

[Signature Page to Amendment No. 7]

PNC BANK, NATIONAL ASSOCIATION, as a Revolver Increase Lender,

By:	/s/ Peyman Parhami
Peyman Parhami
Title:	Senior Vice President

[Signature Page to Amendment No. 7]

INDUSTRIAL AND COMMERCIAL BANK OF CHINA LIMITED, NEW YORK BRANCH, as a Revolving Credit Lender and a Revolver Increase Lender

By:	/s/ Yu Wang
Name:	Yu Wang
Title:	Director

By:	/s/ Yuanyuan Peng
Name:	Yuanyuan Peng
Title:	Executive Director

[Signature Page to Amendment No. 7]